UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2022

RESIDEO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38635	82-5318796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16100 N 71st Street, Suite 550 Scottsdale, Arizona	85254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 573-5340

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	REZI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Resideo Technologies, Inc. (the “Company”) held its Annual Meeting of Shareholders on June 8, 2022. The following matters set forth in our Proxy Statement dated April 26, 2022 (the “2022 Proxy Statement”), which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, were voted upon with the results indicated below.

1.	The nominees listed below were elected as directors with the respective votes set forth opposite their names:

Proposal 1	Shares For	Shares Against	Abstentions	Broker Non-Votes
Roger Fradin	77,031,529	50,833,326	73,704	7,902,770
Jay Geldmacher	127,343,934	521,192	73,433	7,902,770
Paul Deninger	126,620,453	1,244,050	74,056	7,902,770
Cynthia Hostetler	126,714,849	1,162,053	61,657	7,902,770
Brian Kushner	115,598,172	12,263,319	77,068	7,902,770
Jack Lazar	126,489,219	1,375,263	74,077	7,902,770
Nina Richardson	124,903,021	2,972,681	62,857	7,902,770
Andrew Teich	125,870,881	1,995,044	72,634	7,902,770
Sharon Wienbar	126,187,405	1,689,031	62,123	7,902,770
Kareem Yusuf	126,954,720	905,313	78,526	7,902,770

2.	The non-binding advisory vote on executive compensation disclosed in the Company’s 2022 Proxy Statement was approved by the votes set forth below:

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Proposal 2	111,030,766	16,721,538	186,255	7,902,770

3.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022 was approved by the votes set forth below:

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Proposal 3	135,583,740	156,310	101,279	—

4.	The shareholder proposal to reduce the ownership threshold for shareholders to call a special meeting was not approved by the votes set forth below:

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Proposal 4	44,374,958	83,380,591	183,010	7,902,770

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2022	RESIDEO TECHNOLOGIES, INC.

	By:	/s/ Jeannine J. Lane
	Name:	Jeannine J. Lane
	Title:	Executive Vice President, General Counsel and Corporate Secretary

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